UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2003

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(301) 581-0600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     As described in the Company’s December 31, 2002 Form 10-K, on February 1, 2002 the Company completed a transaction to sell $175.0 million original 8.125% senior notes.

     On June 11, 2003, Moody’s Investor Service confirmed Coventry’s ratings (senior unsecured notes at Ba3). The rating outlook has been changed to positive. The release in its entirety can be found as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)      Exhibits

Exhibit
No.	Description of Exhibit

99.1	Moody’s press release dated June 11, 2003 confirming Coventry Health Care’s ratings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Dale B. Wolf

Dale B. Wolf
Executive Vice President, Chief Financial Officer and Treasurer

Dated: June 16, 2003

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Moody’s press release dated June 11, 2003 confirming Coventry Health Care’s ratings.